SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement
|_| Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CELERITY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

    (2)   Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)   Proposed maximum aggregate value of transaction:

    (5)   Total fee paid:


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                         ---------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                                ----------------
         (3)      Filing Party:
                                ------------------------------------------------
         (4)      Date Filed:
                              --------------------------------------------------

                             CELERITY SYSTEMS, INC.
                            122 PERIMETER PARK DRIVE
                           KNOXVILLE, TENNESSEE 37922











Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Celerity Systems, Inc. The annual meeting will be held on Wednesday, July 25, 2001, at the Company's offices located at 122 Perimeter Park Drive, Knoxville, Tennessee 37922, at 10:00 a.m., local time.

        Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

        We hope to see you at the meeting.

                                          Sincerely,



                                          Kenneth D. Van Meter
                                          Chief Executive Officer, President and
                                          Chairman of the Board of Directors


June 28, 2001

                             CELERITY SYSTEMS, INC.
                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 25, 2001

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "ANNUAL MEETING") of Celerity Systems, Inc. (the "COMPANY") will be held on Wednesday, July 25, 2001, at the Company's offices located at 122 Perimeter Park Drive, Knoxville, Tennessee 37922, at 10:00 a.m., local time, for the following purposes, as more fully described in the attached Proxy Statement:

        1. To elect five directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

        2.     To  approve  an  amendment  to  the  Company's   Certificate   of
Incorporation to increase the authorized common stock to 250,000,000 shares; and

        3. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on June 27, 2001, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company's offices located at 122 Perimeter Park Drive, Knoxville, Tennessee 37922.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.


                                    IMPORTANT

        You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                          By Order of the Board of Directors,



                                          Kenneth D. Van Meter
                                          Chief Executive Officer, President and
                                          Chairman of the Board of Directors


June 28, 2001

                                TABLE OF CONTENTS

                                                                        PAGE NO.


ABOUT THE MEETING.............................................................1


        What is the purpose of the annual meeting?............................1


        Who is entitled to vote?..............................................1


        Who can attend the meeting?...........................................1


        What constitutes a quorum?............................................2


        How do I vote?........................................................2


        What if I do not specify how my shares are to be voted?...............2


        Can I change my vote after I return my proxy card?....................2


        What are the Board's recommendations?.................................2


        What vote is required to approve each item?...........................2


STOCK OWNERSHIP...............................................................4


        Beneficial Owners.....................................................4


        Directors and Executive Officers......................................4


        Section 16(a) Beneficial Ownership Reporting Compliance...............5


PROPOSAL 1 - ELECTION OF DIRECTORS............................................6


        Directors Standing for Election.......................................6


        Recommendation Of The Board Of Directors..............................6


        Directors - Present Term Expires at the Annual Meeting................6


               Meetings.......................................................7


               Committees of the Board of Directors...........................7


               Audit Committee Report.........................................7


               Compensation of Directors......................................8


        Executive Compensation................................................8


        Summary Compensation Table............................................8


        Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End
               Option Values..................................................9


        Employment Agreement..................................................9


        Stock Option Plans....................................................9


        401(k) Profit Sharing Plan...........................................10


        Certain Transactions and Relationships With The Company..............10


PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION...................13


        Recommendation Of The Board Of Directors.............................13


Equity Line Of Credit Agreement..............................................14


Description Of Capital Stock.................................................16


OTHER MATTERS................................................................17

INDEPENDENT ACCOUNTANTS......................................................17


ADDITIONAL INFORMATION.......................................................17


APPENDIX "A" EQUITY LINE OF CREDIT AGREEMENT................................A-1
APPENDIX "B" REGISTRATION RIGHTS AGREEMENT..................................B-1
APPENDIX "C" CONSULTING SERVICES AGREEMENT..................................C-1
APPENDIX "D" ESCROW AGREEMENT...............................................D-1
APPENDIX "E" AUDIT COMMITTEE CHARTER........................................E-1

                             CELERITY SYSTEMS, INC.
                            122 Perimeter Park Drive
                           Knoxville, Tennessee 37922
                              ---------------------

                                 PROXY STATEMENT
                                  JUNE 28, 2001
                            -------------------------

        This proxy statement contains information related to the annual meeting of shareholders of Celerity Systems, Inc. to be held on Wednesday, July 25, 2001, at the Company's offices located at 122 Perimeter Park Drive, Knoxville, Tennessee 37922, at 10:00 a.m., local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.


                                ABOUT THE MEETING


WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

        At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock to 250,000,000 shares. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from shareholders.


WHO IS ENTITLED TO VOTE?

        Only shareholders of record on the close of business on the record date, June 27, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class with the holders of Series B Preferred Stock. The holders of Series B Preferred Stock are entitled to the same number of votes they would receive if they had converted their Series B Preferred Stock into Common Stock. See "Description of Securities."

DESCRIPTION OF CAPITAL STOCK          NUMBER OF VOTES               TOTAL VOTES
----------------------------          ---------------               -----------

Common Stock                          One Vote Per Share             49,521,100
Series B Preferred Stock              400,000 Votes Per Share        40,000,000
                                                                  --------------
                                                                  --------------
                                                                     89,521,100
                                                                  ==============


WHO CAN ATTEND THE MEETING?

        All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:30 a.m., and seating will begin at 9:45 a.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

        Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of capital stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 89,521,100 votes. As such, holders of at least 44,760,551 shares (I.E., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.


HOW DO I VOTE?

        If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.


WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

        If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.


WHAT ARE THE BOARD'S RECOMMENDATIONS?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

        o     FOR the election of the nominated slate of directors (see page 6);

        o FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock to 250,000,000 shares (see page 13).

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.


WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

        INCREASE IN AUTHORIZED SHARES AND OTHER ITEMS. For the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock to 250,000,000 and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares (regardless of the class or series of stock held) will be required for approval. A properly executed proxy marked

"Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP


BENEFICIAL OWNERS

        COMMON STOCK. As of June 8, 2001, other than the director identitified below, no person owned beneficially more than five percent (5%) of the Company's common stock.

        PREFERRED STOCK. As of June 8, 2001, other than the directors and executive officers identified below, no person owned beneficially more than five percent (5%) of the Company's Series B Preferred Stock.


DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows the amount of capital stock of the Company beneficially owned by the Company's directors, the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of June 8, 2001. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of June 8, 2001, the Company had 49,521,100 shares of common stock outstanding and 100 shares of Series B Preferred Stock outstanding (which Series B Preferred Stock are convertible into 40,000,000 shares of common stock).


                                                                 SHARES
                                                           BENEFICIALLY         PERCENT
  NAME AND ADDRESS              TITLE OF CLASS                    OWNED     OF CLASS(1)
  ----------------              --------------                    -----     -----------

Kenneth D. Van Meter            Common Stock               1,121,252(2)            2.2%
122 Perimeter Park Drive        Series B Preferred                 5(3)            5.0%
Knoxville, Tennessee 37922      Stock

David Hultquist                 Common Stock               1,032,146(4)            2.1%
122 Perimeter Park Drive        Series B Preferred                 2(5)            2.0%
Knoxville, Tennessee 37922      Stock

Ed Kidston                      Common Stock               2,633,179(6)            5.2%
122 Perimeter Park Drive        Series B Preferred              5.34(7)           5.34%
Knoxville, Tennessee 37922      Stock

Fenton Scruggs                  Common Stock                 547,305(8)            1.1%
122 Perimeter Park Drive
Knoxville, Tennessee 37922

Bruce Thompson                  Common Stock               1,036,146(9)            2.1%
3859 River Road                 Series B Preferred             5.33(10)           5.33%
Toeldo, Ohio 43614              Stock

All Officers and Directors as   Common Stock               6,370,028(11)           12.1%
a Group                         Series B Preferred             17.67(12)          17.67%
                                Stock


-----------------------

(1) Applicable percentage of ownership is based on 49,521,100 shares of common stock outstanding and 100 shares of Series B Preferred Stock outstanding as of June 8, 2001, together with applicable options for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 8, 2001 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes options and warrants to purchase up to 413,200 and 78,129 shares of common stock, respectively. Excludes 21,032 shares of common stock owned by Mr. Van Meter's adult children as to which he disclaims beneficial ownership.

(3)     Convertible into 2,000,000 shares of common stock.

(4) Includes warrants to purchase up to 525,000 shares of common stock. Excludes 200,000 shares of common stock owned by a trust for the benefit of Mr. Hultquist's children as to which he disclaims beneficial ownership.

(5)     Convertible into 800,000 shares of common stock.

(6) All shares are held indirectly through Kidston Family Companies, a limited liability company in which Mr. Kidston is a managing member, by Mr. Kidston's wife or held in an educational account for Mr. Kidston's children. Includes warrants to purchase 1,000,000 shares of common stock.

(7)     Convertible into 2,136,000 shares of common stock.

(8) Includes options and warrants to purchase up to 22,309 and 21,198 shares of common stock, respectively.

(9)     Includes warrants to purchase up to 1,000,000 shares of common stock.

(10)    Convertible into 2,132,000 shares of common stock.

(11) Includes options and warrants to purchase up to 435,589 and 2,624,327 shares common stock, respectively.

(12)    Convertible into 7,068,000 shares of common stock.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        We are aware of the following instances since January 1, 2000, when an executive officer, director or owner of more than ten percent of the outstanding shares of common stock failed to comply with reporting requirements of Section 16(a) of the Securities Exchange Act of 1934:

   o Kenneth D. Van Meter has failed to timely file a Form 4 in connection with the issuance by our Company of 118,506 shares of Common Stock in January 2001. These shares of Common Stock were issued in lieu of cash compensation for employment services rendered by Mr. Van Meter in December 2000. Mr. Van Meter failed to timely file a Form 4 in connection with the receipt of 229,736 shares of Common Stock on March 15, 2000.

   o David Hultquist has failed to file a Form 4 in connection with the issuance by our Company of 35,146 shares of Common Stock in January 2001. These shares of Common Stock were issued in lieu of cash compensation for consulting services rendered by Mr. Hultquist in December 2000.

   o Fenton Scruggs has failed to file a Form 4 in connection with the issuance by our Company of 42,644 shares of Common Stock and options to purchase 5,000 shares of Common Stock in January 2001. These shares of Common Stock and options were issued as director's compensation. Mr. Scruggs failed to timely file a Form 4 in connection with the receipt of 2,000 and 87,993 shares of Common Stock on March 2, 2000 and March 20, 2000, respectively.

                       PROPOSAL 1 - ELECTION OF DIRECTORS


DIRECTORS STANDING FOR ELECTION

        The Board of Directors of the Company consists of 5 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

        The Board of Directors has nominated Kenneth D. Van Meter, Fenton Scruggs, David Hultquist, Bruce Thompson and Edward Kidston for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING

Kenneth D. Van Meter   Mr. Van Meter has been our President and Chief  Executive
Age 54                 Officer since January 20, 1997.  He was elected  Chairman
                       of our Board on March 25, 1997.  From May 1995 to January
                       1997,  Mr.  Van  Meter  served  as  Sr.  Vice  President,
                       Operations,  for Tele-TV Systems,  a limited  partnership
                       owned by Verizon,  NYNEX, and Pacific Telesis,  which was
                       engaged in providing systems,  software, and services for
                       its three  parents in the  interactive  digital  services
                       industry.  From June 1994 to May 1995,  Mr. Van Meter was
                       President of Bell  Atlantic  Video  Services  Interactive
                       Multimedia Platforms,  a wholly-owned  subsidiary of Bell
                       Atlantic. From April 1993 to June 1994, Mr. Van Meter was
                       Vice President of Bell Atlantic Video Services.  Prior to
                       joining Bell  Atlantic,  from 1991 to 1993, Mr. Van Meter
                       was Vice  President  and General  Manager for Thomas Cook
                       Limited,  a travel services  company.  From 1989 to 1991,
                       Mr. Van Meter was Group Vice  President for two divisions
                       of National Data Corporation ("NDC").  From 1984 to 1989,
                       Mr. Van Meter was  Director  and  General  Manager of two
                       businesses    for   Sprint   Corp.,    United    Business
                       Communications (shared tenant services),  and the Meeting
                       Channel (2-way digital video  teleconferencing).  Mr. Van
                       Meter holds an MBA with highest honors in management and marketing from the University of Georgia, and a B.S. with high honors in Chemistry from West Virginia University.

Fenton Scruggs         Dr.  Scruggs,  one of our founders who funded our initial
Age 63                 start-up,  has been a member  of the  Company's  Board of
                       Directors  since the  Company's  inception  in 1993.  Dr.
                       Scruggs   is   a   Board   Certified   Pathologist   from
                       Chattanooga, Tennessee, who has been in private practice since 1969. Dr. Scruggs received his undergraduate degree from the University of Virginia in 1959 and his graduate degree from the University of Tennessee in 1962. Dr.
                       Scruggs  completed  his  residency  at Memphis  Methodist
                       Hospital  and was a General  Medical  Officer in the U.S.
                       Air Force from 1963 to 1965.

David Hultquist        Mr.  Hultquist  became  one of our  directors  in October
Age 38                 2000.  Mr.   Hultquist  has  been  President  of  Capital
                       Resource  Consultants  since 1999. From 1998 to 1999, Mr.
                       Hultquist  served  as  Chief  Operating  Officer,   Chief
                       Financial Officer and in certain other positions with the Lanrick Group, a net worth advisory firm. From 1995 to 1997, Mr. Hultquist served as Chief Operating Officer and
                       Director of Strategic Telecom Systems. From 1992 to 1995,
                       Mr. Hultquist  served as Controller of Global  Telemedia.
                       From 1986 to 1991,  Mr.  Hultquist  served  as  Assistant
                       Controller for Health Care REIT, Inc. Mr. Hultquist holds a BBA in Accounting from the University of Toledo.

Bruce Thompson         Mr. Thompson became one of our directors in October 2000.
Age 71                 Since 1970, Mr. Thompson has served as President of First
                       Toledo Corporation, an owner-developer of assisted living
                       facilities  and  manager  of  limited  partnerships  with
                       assisted  living assets.  From 1970 to 1995, he served as
                       Chairman and Chief Executive Officer of Health Care REIT,
                       Inc.,  which owns and  finances  operators of nursing and
                       rehabilitation   centers,   mental   health   facilities,
                       retirement and assisted living complexes and allied health care properties. Mr. Thompson received his B.A.
                       from Yale University and received his LLB and JD from the University of Virginia Law School. Mr. Thompson is a director of Health Care REIT, Inc.

Edward Kidston         Mr.   Kidston   graduated  with  a  BSBA  from  Tri-State
Age 42                 University in 1981.  Since  graduation,  Mr.  Kidston has
                       been employed with Artesian of Pioneer Inc. serving in numerous capacities. In 1995, he became President and Chief Executive officer of Kidston Family Companies, parent to several wholly owned companies, competing in the business of Hotel/Motel ownership and management - municipal, industrial and commercial water treatment systems - industrial development- residential, MDU, and commercial real estate ownership and management, among others.

MEETINGS

        During the Company's fiscal year ending December 31, 2000 ("FISCAL 2000"), the Board of Directors met on 8 occasions, the Audit Committee met on 1 occasion and the Compensation Committee met on 1 occasion. Each incumbent director attended at least 75% of the total number of meetings of the Board and Committees on which he served.


COMMITTEES OF THE BOARD OF DIRECTORS

        AUDIT COMMITTEE. Bruce Thompson and David Hultquist serve as the members of the Audit Committee. The functions of the Audit Committee are primarily to:
(1) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors, (2) to review the fees charged by the outside auditors for audit and non-audit services (3) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (4) to meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall qualify of financial reporting, and (5) to meet with the outside auditors to discuss the scope of the annual audit, to discuss the audited financial statements. The Audit Committee Charter is appended hereto as Appendix "E."

        COMPENSATION COMMITTEE. Fenton Scruggs, David Hultquist and Edward Kidston serve as the members of our Compensation Committee, which is responsible for making recommendations to our Board of Directors regarding compensation arrangements for our officers and for making recommendations to our Board of Directors regarding the adoption of any employee benefit plans and the grant of stock options or other benefits under such plans.


AUDIT COMMITTEE REPORT

        The Audit Committee has reviewed and discussed with its independent auditors the matters required to be discussed by SAS61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

                                    BRUCE THOMPSON
                                    DAVID HULTQUIST

COMPENSATION OF DIRECTORS

        IN 2000, our non-employee directors received $2,000 per calendar quarter payable in shares of our common stock. In addition, our non-employee directors received options to purchase 5,000 shares of our common stock at the market price of our Common Stock on the last day of each calendar quarter.

        IN 1999, our non-employee directors received $2,500 per calendar quarter payable in shares of our common stock.


EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION TABLE. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2000, 1999, and 1998 paid to Kenneth D. Van Meter, our Chairman of the Board, President, and Chief Executive Officer ("NAMED EXECUTIVE OFFICER"). No other executive officer received compensation exceeding $100,000 during the fiscal year ended December 31, 2000.


SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                     -------------------------   ------------------------------------------
                                                                  AWARDS
                                                                  ------
                                                                  RESTRICTED  SECURITIES
                                                                  STOCK       UNDERLYING      ALL OTHER
        NAME AND PRINCIPAL POSITION YEAR   SALARY        BONUS    AWARD(S)    OPTIONS         COMPENSATION
        --------------------------- ----   ------        -----    --------    -------         ------------

        Kenneth D. Van Meter        2000   $278,760(1)     --          --              --              --
        Chairman of the Board       1999   $170,100(2)     --          --              --              --
        Chief Executive Officer,    1998   $170,100        --          --      413,200(3)              --
        and President


-------------------------

(1) Includes $13,125 voluntarily deferred in 2000 and $96,185 paid in common shares of the Company.

(2)     Includes $155,925 voluntarily deferred in 1999.

(3)     Options repriced on December 1, 1998.


        No options were granted to the Named Executive Officer during the fiscal year ended December 31, 2000.

        The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2000 by the Named Executive Officer.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                              NUMBER OF                    UNEXERCISED              IN-THE-MONEY
                              SHARES                       OPTIONS AT               OPTIONS AT
                              ACQUIRED ON     VALUE        DECEMBER 31, 2000        DECEMBER 31, 2000
NAME                          EXERCISE        REALIZED     EXERCISABLE/UNEXERCIS    EXERCISABLE/UNEXERCISABLE
----                          --------        --------     ---------------------    -------------------------



Kenneth D. Van Meter              --             --         413,200     -0-                -0-       -0-


EMPLOYMENT AGREEMENT

        KENNETH VAN METER. Our employment agreement with Mr. Van Meter, as amended, expired January 20, 2000. Mr. Van Meter is currently employed by us without such an agreement. Pursuant to his prior employment agreement, Mr. Van Meter received an annual base salary of $162,000. The employment agreement provided for the annual review of Mr. Van Meter's salary. In May 2000, our Board of Directors approved an increase to Mr. Van Meter's base salary for 2000 to $225,000 with a potential bonus of 200% of such salary. Retroactive salary increases for 1998 and 1999 were also granted and were paid in shares of common stock in June 2000 ($8,505 raise for 1998, paid as 8,000 shares; $8,930 raise for 1999, paid as 10,338 shares).

        Pursuant to his employment agreement (now expired), Mr. Van Meter may have, at the discretion of our Board of Directors, received an annual incentive bonus equal to up to 99% of Mr. Van Meter's base salary if he and the Company reached certain milestones. Up to two-thirds of such incentive bonus was to be awarded and paid within thirty days following the end of each calendar year and up to the remaining one third of such bonus was to be awarded at the end of each calendar year and vest in two equal installments on the first and second anniversaries of the date of the award.

        In July 1997, Mr. Van Meter purchased 15,000 shares of Common Stock for nominal consideration plus the cancellation of certain anti-dilution rights and received options to purchase 183,200 shares of Common Stock at $1.38 per share and options to purchase 230,000 shares of Common Stock at $3.00 per share. Such options were repriced on December 1, 1998 at an exercise price of $0.688 per share. Additionally, during 1997, Mr. Van Meter received reimbursement of approximately $37,272 for expenses incurred as a result of his relocation.


STOCK OPTION PLANS

        On August 10, 1995, the Board of Directors and stockholders adopted our 1995 Stock Option Plan (the "1995 PLAN"). The 1995 Plan provides for the grant of options to purchase up to 178,929 shares of Common Stock to our employees and officers. In August, 1997, our Board of Directors and the stockholders adopted our 1997 Stock Option Plan (the "1997 PLAN," and, together with the 1995 Plan, the "PLANS"). The 1997 Plan provides for the grant of options to purchase up to 200,000 shares of Common Stock to our employees, directors, and officers. Options granted under the Plans may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "CODE"), or non-qualified options.

        The Plans are administered by our Board of Directors which serves as the stock option committee and which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option, and the option exercise price.

        The exercise price per share of Common Stock subject to an incentive stock option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Board of Directors, but may not be less than 85% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, more than 10% of the total combined voting power of all classes of capital stock of the Company (a "10% STOCKHOLDER") shall be eligible to receive any incentive stock options under the Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant.

        No stock option may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option will be exercisable only by the optionee or a representative of such optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the stock option committee. Upon termination of employment of an optionee by reason of death, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination. Under the 1997 Plan, upon termination of employment of an optionee by reason of total disability (as defined in the 1997
Plan) such optionee's options remain exercisable for one year thereafter.

        Options under the 1995 Plan must be issued within 10 years from August 10, 1995, the effective date of the 1995 Plan. Options under the 1997 Plan must be issued within 10 years from August 6, 1997, the effective date of the 1997 Plan. Incentive stock options granted under the Plans cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms. Payment of the exercise price for options granted under the Plans may be made in cash or, if approved by our Board of Directors, by delivery to us of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

        Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by us become available again for issuance under the Plan from which they were granted.

        On November 25, 1998, our Board of Directors approved a resolution which permitted us to reprice all outstanding options to purchase Common Stock which were held by employees as of December 1, 1998, to a price equal to the closing of our Common Stock reported on the Nasdaq SmallCap Market on December 1, 1998. Such closing price on December 1, 1998 was $.688 per share.


401(K) PROFIT SHARING PLAN

        We had a 401(k) profit sharing plan (the "401(K) PLAN"), pursuant to which we, at our discretion each year, could make contributions to such plan which match a certain percentage, as determined by us, of the contributions made by each employee. We may elect not to make matching contributions to the 401(k) Plan in any given year. We made no matching contributions in fiscal years 1998 or 1999 and terminated the plan during 1999.


CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

        In conjunction with a loan to a third party in mid-1999, Dr. Fenton Scruggs transferred approximately 278,000 tradable shares of Common Stock into an escrow account for our benefit, the loan was repaid on December 1, 1999; Dr. Scruggs' shares were subsequently released from escrow. Dr. Scruggs was issued 55,583 shares of Common Stock (20% of the number of shares he placed into escrow) in January 2000 for the use of such shares.

        In December 1999, David Hultquist, who subsequently became a director of the Company in October 2000, purchased 400,000 shares of Common Stock at the then current market price. We previously registered 400,000 of such shares. We also entered into a loan arrangement with Mr. Hultquist. Such arrangement provides that in connection with loans made thereunder, we issued him a warrant to purchase up to 200,000 shares of Common Stock at the then current market price which expires December 31, 2001.

        We also entered into a consulting agreement with Mr. Hultquist for his services payable in shares of Common Stock (calculated monthly at a price equal to the average for the most recent five trading days less 20%), plus the issuance of one share of Common Stock per each dollar of fees. We have recorded a $40,000 expense.

        Several persons affiliated with us have permitted us to defer paying them certain amounts we owe to them. Mr. Van Meter has permitted the deferral of compensation payments, $70,875 in 1998, $204,515 in 1999 and $18,750 in 2000.
Mr. West permitted the deferral of payments of contractor fees, $2,500 in 1998 and $30,000 in 1999. Mr. Smith permitted the deferral of an aggregate of compensation payments, $14,219 in 1998 and $73,149 in 1999. Mr. Smith also permitted the payment deferral of $25,000 owed to him in connection with his relocation in 1998. Mr. Chambers, a former officer and employee of the Company, permitted the deferral of compensation payments of $22,969 in 1998 and $54,687 in 1999. As of December 31, 1999, a total of $1,130.245 of compensation and fees was deferred by current and former officers and employees, including the amounts noted above.

        Several persons affiliated with us have made cash loans to the Company. Mr. Van Meter loaned us an aggregate of $550,000 during 1998 and aggregate of $17,219 during 1999 and made no loans to us during 2000. Dr. Scruggs loaned the Company $100,000 in 1998. Mr. Hultquist, a member of our Board of Directors, loaned us $70,000 in the first quarter of 2000 (which was repaid in cash) and $125,000 in the second quarter of 2000 which remains outstanding.

        Except for the loans from Mr. Hultquist and approximately $147,000 of compensation owed to former employees, none of the amounts owed described in this section remain outstanding due to such persons' investments in the transactions described in the following section.

        In October 1998, we consummated a private placement (the "1998 ROYALTY PLACEMENT") of $450,000, aggregate principal amount, 7% Notes due 1999 and 2001 ("ROYALTY NOTES") in which subscribers were also entitled to received royalties of $0.50 for each $100,000 invested (pro rated for lesser investments) for each set top box sold over a period of five years or the total notes placed. Each of Messrs. Van Meter and Smith and Dr. Scruggs, purchased Royalty Notes by the cancellation of our indebtedness or canceling our obligation to pay them money, the payment of which was then being deferred. The amounts of Royalty Notes purchased were $50,000, $25,000 and $100,000 for Van Meter, Smith and Scruggs respectively. William Chambers, then and officer of the Company, purchased a Royalty Note in the Royalty Private Placement for $50,000.

        In the second quarter of 2000, we consummated a private placement of Common Stock and warrants to purchase Common Stock (the "SPRING 2000 PLACEMENT") in exchange for which we canceled some of our outstanding debt, including Royalty Notes, and deferred payments of monies owed by some of our creditors, including some of our current and former officers, directors and employees. All investors in the private offering received shares of our Common Stock with an aggregate value equal to the amount of debt canceled (calculated at the average closing bid price of our Common Stock on the OTC bulletin board for the five trading days prior to our acceptance of the respective subscription agreement less twenty percent) plus warrants to purchase Common Stock at the rate of one share for each five dollars of debt canceled. Investors in the spring 2000 Placement included Mr. Van Meter ($390,647); Mr. Smith ($96,352); Dr. Scruggs ($109,991); Mr. Chambers ($130,889); and Mr. West ($40,481).

        On March 5, 2001, we entered into a National Distributor Agreement for the education market with Kidston Communications, a company controlled by Edward Kidston, a director of our Company. Pursuant to the terms of this Agreement, Kidston Communications is the exclusive national distributor in the education market in the United States. The term of the Agreement is through December 31, 2003 and will automatically renew for additional three year periods unless one party notifies the other of its intent not to renew at least 30 days prior to the end of the then current term. The Agreement provides that Kidston Communications may purchase products from our Company at a five percent discount to list price, provided that the price is not higher than the price paid by other customers for like quantities of similar products and with similar terms and conditions. If Kidston Communications exceeds its sales targets by at least thirty percent, then it will receive an additional 5% discount to the list price. Sales targets will be established annually by the parties by December 15 of the preceding year. For all sales made in 2001, our Company will pay Kidston Communications a bonus of 5% to be paid in shares of common stock.

        We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from and unaffiliated third party. Furthermore, any future transactions or loans between the Company and officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors, including a majority of our independent and disinterested directors who have access at our expense to our legal counsel.

           PROPOSAL 2 - AMENDMENT TO THE CERTIFICATE OF INCORPORATION

        Our Company's Board of Directors proposes an amendment to our Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 50,000,000 to 250,000,000 shares. The amendment to our Company's Certificate of Incorporation shall provide for the authorization of 200,000,000 additional shares of our Company's common stock. As of June 8, 2001, 49,521,100 shares of the Company's common stock were outstanding. In addition, the Company previously issued options, warrants, subscriptions, Convertible Debentures and Series B Preferred Stock, which, if exercised or converted into shares of common stock, would result in the Company issuing an additional 56,178,062 shares of common stock. A vote FOR the proposed increase in the number of authorized shares of common stock would (i) authorize the issuance of up to 56,178,062 shares of common stock upon the exercise or conversion of options, warrants, Convertible Debentures and Series B Preferred Stock and (ii) authorize the issuance of up to 55,555,556 shares of common stock under the Equity Line of Credit Agreement. See "Equity Line of Credit Agreement" and "Description of Securities."

        If the amendment to our Company's Certificate of Incorporation is adopted, a Certificate of Amendment to the Certificate of Incorporation of Celerity Systems, Inc. shall be filed with the Delaware Secretary of State so that the first sentence of Article FOURTH of the Certificate of Incorporation shall be as follows:

               "The total number of shares of capital stock that the Corporation has authority to issue is (i) two hundred fifty million (250,000,000) shares of common stock with a par value of $0.001 per share ("Common Stock"); and
               (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the "Designated Preferred Stock")."

        In additional to the reasons specified above, the Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorizes shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO OUR COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 50,000,000 TO 250,000,000 SHARES.

                         EQUITY LINE OF CREDIT AGREEMENT

        On June 14, 2001, the Company entered into an Equity Line of Credit ("EQUITY LINE OF CREDIT") with Capital Partners, L.P. (the "INVESTOR"). Pursuant to the Equity Line of Credit, the Company may, at its discretion, periodically issue and sell to the Investor shares of common stock for a total purchase price of up to $10.0 million. For each share of common stock purchased under the Equity Line of Credit, the Investor will pay 82% of the average of the 5 lowest closing bid prices on the Over-the-Counter Bulletin Board or other principal market on which our common stock is traded for the 10 days immediately following the notice date. The effectiveness of the sale of the shares under the Equity Line of Credit is conditioned upon us registering the shares of common stock with the Securities and Exchange Commission.

        The following description of the Equity Line of Credit does not purport to be complete and is qualified in its entirety by reference to the Equity Line of Credit Agreement attached hereto as Appendix "A." Also attached are the following documents:

           o Registration Rights Agreement dated as of June 14, 2001, between the Company and the Investor attached hereto as Appendix "B."

           o Consulting Services Agreement dated as of June 14, 2001, between the Company and the Consultant attached hereto as Appendix "C."

           o Escrow Agreement dated as of June 14, 2001, between the Company, Meir Levin and the Investor attached hereto as Appendix "D."

        ADVANCES. Pursuant to the Equity Line of Credit, the Company may periodically sell shares of common stock to Cornell Capital Partners, L.P. to raise capital to fund our working capital needs. The periodic sale of shares is known as an advance. We may request an advance every 20 trading days.

        MECHANICS. We may, at our discretion, request advances from Cornell Capital Partners, L.P. by written notice, specifying the amount requested up to the maximum advance amount. A closing will be held 13 trading days after such written notice at which time we will deliver shares of common stock and Cornell Capital Partners, L.P. will pay the advance amount. We have the ability to determine when and if we desire to draw an advance.

        COMMITMENT PERIOD. We may request an advance at any time during the commitment period. The commitment period begins on the date the Securities and Exchange Commission first declares the registration statement registering the shares to be issued under the Equity Line of Credit effective. The commitment period expires on the earliest to occur of (i) the date on which Cornell Capital Partners, L.P. has made advances totaling $10.0 million or (ii) June 13, 2003 (I.E., two years from the date of the Equity Line of Credit).

        MAXIMUM ADVANCE AMOUNT. We may not request advances in excess of a total of $10.0 million. In addition, each individual advance is subject to a maximum advance amount based on an average daily volume of our Company's common stock. The maximum amount of each advance is equal to 150% of the average daily volume of our Company's common stock for the 40 trading days prior to the date of an advance multiplied by 82% of the average of the 5 lowest closing bid prices of our Company's common stock for the 10 trading days immediately following the notice date of an advance.

        By way of illustration only, if we had requested an advance on May 22, 2001, then the 40-day average volume would have been approximately 1,651,898 and the average of the 5 lowest closing bid prices of our common stock for the 10 trading days immediately following May 22, 2001 would have been $0.28. Accordingly, the maximum advance amount would have been $568,914 (I.E., 150%, multiplied by 1,651,898, multiplied by $0.28, multiplied by 82%).

        NUMBER OF SHARES TO BE ISSUED. We cannot predict the actual number of shares of common stock that will be issued pursuant to the Equity Line of Credit, in part, because the purchase price of the shares will fluctuate based on prevailing market conditions and we have not determined the total amount of advances we intend to draw. Nonetheless, we can estimate the number of shares of common stock that will be issued using certain assumptions. Assuming we drew down the entire $10.0 million available under the Equity Line of Credit in a single advance (which is not permitted under the terms of the Equity Line of Credit) and the purchase price was equal to $0.28 per share, then we would issue 43,554,007 shares of common stock to Cornell Capital Partners, L.P. These shares would represent 46.8% of our outstanding common stock upon issuance or 32.7% of our outstanding common stock after the conversion of the Series B Preferred Stock. To assist our stockholders in evaluating the number of shares of common stock that could be issued to Cornell Capital Partners, L.P. at various prices, we have prepared the following table. This table shows the number of shares of our common stock that would be issued at various prices. This table does not take into account any shares of common stock that would be issued upon conversion of the Series B Preferred Stock, options, or warrants or the issuance of common stock for outstanding subscriptions.



------------------------------------------------------------------------------------------------

        Purchase Price:                $0.18        $0.23        $0.28        $0.33        $0.38

------------------------------------------------------------------------------------------------

        No. of Shares(1):         55,555,556   43,478,826   35,714,286   30,303,030   26,315,789


        Total Outstanding(2):    105,076,656   92,999,926   85,235,386   79,824,130   75,836,889


------------------------------------------------------------------------------------------------

        Percent Outstanding(3):        52.9%        46.8%        41.9%        38.0%        34.7%

------------------------------------------------------------------------------------------------


----------------------

(1) Represents the number of shares of common stock to be issued to Cornell Capital Partners, L.P. at the prices set forth in the table.

(2) Represents the total number of shares of common stock outstanding after the issuance of the shares to Cornell Partners, L.P.

(3) Represents the shares of common stock to be issued as a percentage of the total number shares outstanding.

        REGISTRATION RIGHTS. We granted to Cornell Capital Partners, L.P. certain registration rights. The Company will file a registration statement in order to register the shares to be issued under the Equity Line of Credit upon effectiveness. The cost of this registration will be borne by us.

        NET PROCEEDS. We cannot predict the total amount of proceeds to be raised in this transaction, in part, because we have not determined the total amount of the advances we intend to draw. However, we expect to incur expenses of approximately $65,000 consisting primarily of professional fees incurred in connection with registering 55,555,556 under the Equity Line of Credit. In addition, we are obligated to pay to the Consultant a cash fee equal to 10.0% of each advance.

        USE OF PROCEEDS. We intend to use the net proceeds received under the Equity Line of Credit for general corporate purposes and potentially to acquire small, technically viable companies that will contribute to revenue, cash flow and the future growth of our Company.

        CONSULTANT. In connection with the Equity Line of Credit, we entered into a Consulting Services Agreement with Yorkville Advisors Management, LLC (the "CONSULTANT"). Under this agreement, the Consultant will provide advising services relating to our Company's financial status and capital structure. For these services, our Company will pay the Consultant a cash consulting fee equal to 10.0% of each advance under the Equity Line of Credit.

                          DESCRIPTION OF CAPITAL STOCK

        AUTHORIZED CAPITAL STOCK. The authorized capital stock of our Company consists of 50,000,000 of common stock and 3,000,000 shares of preferred stock.

        COMMON STOCK. Each holder of common stock is entitled to one vote for each share held on all matters submitted to a vote by the Company's shareholders. The holders of common stock vote together as a single class with the holders of Series B Preferred Stock. As of June 8, 2001, the Company had 49,521,100 shares of common stock outstanding. The Company had also issued subscriptions to purchase 2,762,876 shares of common stock, which shares will be issued if Proposal 2 is approved.

        PREFERRED STOCK. The Company is authorized to issue up to 3,000,000 shares of preferred stock in one or more series, with the rights, powers and preferences to be designated from time to time by the Company's Board of Directors. In March 2001, the Company's Board of Directors authorized the issuance of up to 100 shares of Series B Preferred Stock. As of June 8, 2001, the Company had 100 shares of Series B Preferred stock outstanding. A summary of the terms of the Series B Preferred Stock follows:

               DIVIDENDS. The holders of Series B Preferred Stock are entitled to receive in each fiscal year preferential dividends in cash at a rate of 8% per year when and as declared by the Company's Board of Directors. The holders are also entitled to participate in any dividends declared on shares of the Company's common stock.

               LIQUIDATION. Upon a liquidation of the Company, the holder of each share of Series B Preferred Stock are entitled to receive, prior to any distribution to any holders of common stock or any junior preferred stock, an amount equal to the greater of (a) $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends or (b) the amount such holder would be entitled to receive in such liquidation if the Series B Preferred Stock had been converted into common stock.

               REDEMPTION. On the second anniversary of the issuance of the Series B Preferred Stock, the Company is obligated to redeem the Series B Preferred Stock (to the extent of funds legally available for such purpose) from the holders thereof. The redemption price is equal to $10,000 per share (as adjusted for certain events), plus any accrued but unpaid dividends.

               VOTING. The holders of the Series B Preferred Stock are entitled to vote as a single class with the holders of common stock on an as-converted basis. As such, the holders of the Series B Preferred Stock are entitled to 31,813,332 votes at the annual meeting.

               CONVERSION. At the holder's option, the holders of the Series B Preferred Stock may convert their shares of Series B Preferred Stock into common stock at a conversion rate of $0.025 per share (as adjusted for certain events). Upon conversion, all accrued but unpaid dividends will be forfeited. To the extent that there is an insufficient number of shares of common stock available, which has been the case since the Series B Preferred Stock was issued, then the conversion period will be extended by the number of days such shares of common stock were unavailable. As of June 8, 2001, the Company had 100 shares of Series B Preferred Stock outstanding, which are convertible into 40,000,000 shares of common stock.

        OPTIONS. As of June 8, 2001, the Company had outstanding options to purchase 731,294 shares of common stock at a weighted average exercise price of $0.8225 per share. Of that total, options to purchase 496,813 shares of common stock were vested.

        WARRANTS. As of June 8, 2001, the Company had outstanding warrants to purchase 1,673,814 shares of common stock at a weighted average exercise price of $2.42 per share. These warrants become exercisable on the date on which the holder converts any Series B Preferred Stock into shares of common stock. Thereafter, the holder will have two years to exercise the warrants. The holders of the warrants are entitled to registration rights.

        CONTINGENT WARRANTS. Upon conversion of the Series B Preferred Stock, the Company will be obligated to issue warrants to the holders of the Series B Preferred Stock. These warrants, assuming all 100 shares of Series B Preferred Stock are converted into common stock, would entitle the holders to purchase up to 4,600,000 shares of common stock at an exercise price of $0.10 per share.

        CONVERTIBLE DEBENTURES. As of June 8, 2001, the Company had issued Convertible Debentures in the original principal amount of $1,950,000. The Company is in default on Convertible Debentures with an original principal amount of $300,000. These Convertible Debentures are convertible into shares of common stock at a price equal to 75% of the average closing bid price of the Company's common stock for the five trading days immediately preceding conversion. If such conversion had taken place on June 8, 2001, then the holders of the Convertible Debentures would have received 6,410,078 shares of common stock. These Convertible Debentures accrue interest at a rate of 4% per year and are convertible at the holder's option. These Convertible Debentures have a term of four years.

        TRANSFER AGENT AND REGISTRAR. American Stock Transfer & Trust Company is the transfer agent and registrar for our common stock. Its address is 6201 Fifteeth Avenue, Brooklyn, New York 11219.


                                  OTHER MATTERS

        As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                             INDEPENDENT ACCOUNTANTS

        The firm of Pricewaterhouse Coopers LLP served as our Company's independent accountants for Fiscal 2000. Representatives of the firm will be available by telephone to respond to questions at the Annual Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has not selected its independent accountants for Fiscal 2001.

        AUDIT FEES. The aggregate fees billed for professional services rendered was $80,000 for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2000.

        ALL OTHER  FEES.  Other  than the  services  described  above  under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $22,309 for the year ended December 31, 2000. These fees related to the review of the Company's Registration Statements.

        The Company's Audit Committee took into consideration whether the provision of the services described above was for fiscal year 2000 and will be for fiscal year 2001 compatible with maintaining the principal accountant's independence.


                             ADDITIONAL INFORMATION

        SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Shareholders interested in submitting a proposal for inclusion in the proxy materials for our 2002 Annual Meeting of the Shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, our Company's Secretary must receive shareholder proposals no later than March 1, 2002. Any shareholder proposals should be addressed to our Company's Secretary, 122 Perimeter Park Drive, Knoxville, Tennessee 37922.

        PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

        INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                BY ORDER OF THE BOARD OF DIRECTORS



                                Kenneth D. Van Meter
                                Chief Executive Officer, President and Chairman of the Board of Directors

Knoxville, Tennessee
June 28, 2001

                                  APPENDIX "A"
                                  ------------

                         EQUITY LINE OF CREDIT AGEEMENT

AGREEMENT dated as of the 14th day of June 2001, (the "Agreement") between Cornell Capital Partners, L.P., a limited partnership (the "Investor") and Celerity Systems, Inc., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Ten Million ($10,000,000) Dollars of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), for a total purchase price of Ten Million ($10,000,000) Dollars; and

         WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("REGULATION D") of the Securities Act of 1933, as amended, and the regulations promulgated there under (the "SECURITIES ACT"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

         WHEREAS, the Investor is a limited partnership and the business affairs of the Investor are managed by Yorkville Advisors Management, LLC ("YORKVILLE ADVISORS"), a Delaware limited liability company.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.1 "ADVANCE" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

         Section 1.2 "ADVANCE DATE" shall mean the date Meir Levin, Esq./Chase Manhattan Escrow Account is in receipt of the funds from the Investor and Meir Levin, Esq., as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Meir Levin, Esq. can release the free trading shares to the Investor. No Advance Date shall be less than twenty (20) Trading Days after an Advance Notice Date.

         Section 1.3 "ADVANCE NOTICE" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor on the Advance Date.

         Section 1.4 "ADVANCE NOTICE DATE" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than twenty (20) Trading Days after the prior Advance Notice Date.

         Section 1.5 "ADVANCE NOTICE WITHDRAWAL" shall mean that the Company shall automatically withdraw that portion of the Advance Notice that does not meet the Minimum Acceptable Price.

         Section 1.6 "AVERAGE  DAILY VOLUME"  shall be computed  using the Forty
(40) Trading Days prior to the relevant Advance Notice Date.

         Section 1.7 "BID PRICE" shall mean, on any date, the average closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the average reported closing bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. for the lowest five (5) of the ten (10) Trading Days in the applicable Pricing Period.

         Section 1.8 "CLOSING" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

         Section 1.9 "COMMITMENT AMOUNT" shall mean the aggregate amount of up to Ten Million Dollars ($10,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

         Section 1.10 "COMMITMENT PERIOD" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $10,000,000
(y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring twenty four (24) months from the date hereof.

         Section 1.11 "COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

         Section 1.12 "CONDITION SATISFACTION DATE" shall have the meaning set forth in Section 7.2.

         Section 1.13  "CONSULTANT"  shall mean Yorkville  Advisors  Management,
LLC.

         Section 1.14 "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.15 "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.16 "ESCROW AGENT" shall mean Meir Levin, Attorney at Law.

         Section 1.17 "ESCROW AGREEMENT" shall mean the escrow agreement among the Company, the Investor, and Meir Levin, Esq. dated the date hereof.

         Section 1.18 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

         Section 1.19 "MARKET PRICE" shall mean the average of the five (5) lowest closing bid prices of the Common Stock during the Pricing Period.

         Section 1.20 "MATERIAL ADVERSE EFFECT" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

         Section 1.21 "MINIMUM ACCEPTABLE PRICE" shall mean seventy five percent (75%) of the lowest Closing Bid Price of the Company's Common Stock for the twenty (20) Trading Days prior to a relevant Advance Notice Date.

         Section 1.22 "MAXIMUM ADVANCE AMOUNT" shall be equal to one hundred and fifty percent (150%) of the Average Daily Volume of the Company's Common Stock multiplied by the Purchase Price.

         Section 1.23 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.24 "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.25 "PRICING PERIOD" shall mean the ten (10) Trading Day period beginning on the first Trading Day after an Advance Notice Date and ending on the Trading Day prior to the relevant Advance Date.

         Section 1.26 "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Over the Counter Bulletin Board ("OTCBB"), whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.27 "PURCHASE PRICE" shall be set at eighty two percent (82%) of the Market Price during the Pricing Period.

         Section 1.28 "REGISTRABLE SECURITIES" shall mean the shares of Common Stock (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

         Section 1.29 "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

         Section 1.30 "REGISTRATION STATEMENT" shall mean a registration statement on Form S-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

         Section 1.31 "REGULATION D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.32 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.33 "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.34 "SEC DOCUMENTS" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.35 "SUBSCRIPTION DATE" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.36 "TRADING DAY" shall mean any day during which the New York Stock Exchange shall be open for business.

                                   ARTICLE II
                                    ADVANCES

         Section 2.1       INVESTMENTS.
                           -----------

                  (a) ADVANCES. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

         Section 2.2       MECHANICS.
                           ---------

                  (a) ADVANCE NOTICE. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 2.7 and Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, unless otherwise agreed by the Investor in the Investor's sole and absolute discretion. There will be a minimum of twenty (20) Trading Days between each Advance Notice Date.

                  (b) DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

                  (c) WITHDRAWAL OF ADVANCE NOTICE. The Company shall have the right to withdraw that portion of an Advance that does not meet the Minimum Acceptable Price. For example if the lowest Closing Bid Price of the Common Stock for the twenty (20) Trading Days prior to the Advance Notice Date is $0.20, then the Minimum Acceptable Price would be $0.15 (75% x $.20). For every day of the ten (10) Trading Days after the Advance Notice Date that the Closing Bid Price of the Common Stock is below $0.15 the Advance would be automatically reduced by 10%. If the number of shares to be issued in connection with the Advance (not taking into account this section) is 100,000 shares and the Common Stock's Closing Bid Price is below the Minimum Acceptable Price for two (2) of the ten (10) Trading Days following the Advance Notice, then upon written notice from the Company, the Advance would be reduced by twenty percent (20%) (2 x 10%) or 20,000 shares). The Advance and the number of shares to be issued under the Advance would be reduced to eighty percent (80%) of the original Advance.

                  Section 2.3 CLOSINGS. On each Advance Date, which shall be thirteen (13) Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's Counsel and the Consultant in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

                  Section 2.4 TERMINATION OF INVESTMENT. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Section 6.3, 6.4 or 6.7; provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

         Section 2.5       AGREEMENT TO ADVANCE FUNDS.
                           --------------------------

                  (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                  (i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

                  (ii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance;

                  (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                  (iv) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions there from. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                  (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                  (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

                  (vii) the conditions set forth in Section 7.2 shall have been satisfied.

         Section 2.6       LOCK UP PERIOD.
                           ---------------

                  (a) During the terms of this Agreement, the Company shall not, without the prior consent of the Investor, issue or sell (i) any Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                  (b) On the date hereof, the Company shall obtain from each officer, director and Affiliate, as defined below, a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 (a) agreeing to only sell in compliance with the volume limitation of Rule 144. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

                  Section 2.7 SHAREHOLDER APPROVAL. The Company's obligations under this Agreement are subject to approval of the shareholders of the Company of the increase in the authorized shares of the Company's Common Stock pursuant to Delaware corporate law.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

         Section 3.1 ORGANIZATION AND AUTHORIZATION. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments ( including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

         Section 3.2 EVALUATION OF RISKS. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

         Section  3.3.  NO  LEGAL   ADVICE  FROM  THE   COMPANY.   The  Investor
acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

         Section 3.4 INVESTMENT PURPOSE. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

         Section 3.5 ACCREDITED INVESTOR. Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

         Section 3.6 INFORMATION. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

         Section 3.7 RECEIPT OF DOCUMENTS. The Investor and his or its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-KSB for the year ended year ended December 31, 2000, and Form 10-QSB for the quarter ended March 31, 2001, and (iv) answers to all questions the Investor submitted to the Company (if any) regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

         Section 3.8 REGISTRATION RIGHTS AGREEMENT AND ESCROW AGREEMENT. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

         Section 3.9 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

         Section 3.10 NOT AN AFFILIATE. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any " Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). The Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of, or hedging transactions with respect to, the Common Stock.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

         Section 4.1 ORGANIZATION AND QUALIFICATION. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

         Section 4.2. AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) except as disclosed in Section 4.3, this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         Section 4.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 49,521,100 shares were issued and outstanding and 100 shares of Series B Preferred Stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 4.5 hereof), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein.. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         Section 4.4 NO CONFLICT. Subject to Section 2.7, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance that might give rise to any of the foregoing.

         Section 4.5 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (all of the foregoing filed prior to the date hereof and all amendments thereto and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 4.7 NO DEFAULT. Except as disclosed Section 4.4 or the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

         Section 4.8 ABSENCE OF EVENTS OF DEFAULT. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

         Section 4.9 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         Section 4.10 EMPLOYEE RELATIONS Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

         Section 4.11  ENVIRONMENTAL  LAWS. The Company and its subsidiaries are
(i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.12 TITLE. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         Section 4.13 INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         Section 4.14 REGULATORY PERMITS. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         Section 4.15 INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.16 NO MATERIAL ADVERSE BREACHES, ETC. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         Section 4.17 ABSENCE OF LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

         Section 4.18 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

         Section 4.20 TAX STATUS. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Section 4.21 CERTAIN TRANSACTIONS. Except as set forth in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 4.22 FEES AND RIGHTS OF FIRST REFUSAL. Except as set forth in the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

         Section 4.23 USE OF PROCEEDS. The Company represents that the net proceeds from this offering will be used for working capital purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

         Section 4.24 FURTHER REPRESENTATION AND WARRANTIES OF THE COMPANY. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on the Principal Market

         Section 4.25 OPINION OF COUNSEL. Investor shall receive an opinion letter from counsel to the Company on the date hereof.

         Section 4.26 OPINION OF COUNSEL. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

         Section 4.27 DILUTION. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.


                                    ARTICLE V
                                 INDEMNIFICATION

         The Investor and the Company represent to the other the following with respect to itself:

         Section 5.1 INDEMNIFICATION. (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of it's officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INVESTOR INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

         (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

         Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         Section 6.2 LISTING OF COMMON STOCK. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

         Section 6.3 EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules there under to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

         Section 6.4 TRANSFER AGENT INSTRUCTIONS. Upon each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

         Section 6.5 CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.6 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE AN ADVANCE. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

         Section 6.7 EXPECTATIONS REGARDING ADVANCE NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance
Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.8 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

         Section 6.9 ISSUANCE OF THE COMPANY'S COMMON STOCK. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.


                                   ARTICLE VII
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

         Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

                 (a) ACCURACY OF THE INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects.

                 (b) PERFORMANCE BY THE INVESTOR. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

         Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE SHARES OF COMMON STOCK. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the satisfaction or waiver by the Investor, on (i) the date of delivery of such Advance Notice and
(ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                 (a) REGISTRATION OF THE COMMON STOCK WITH THE SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

                 (b) AUTHORITY.  The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

                 (c) NO FUNDAMENTAL CHANGES. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

                 (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                 (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                 (f) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

                 (g) MAXIMUM ADVANCE AMOUNT. The amount of the advance requested by the Company does not exceed the Maximum Advance Amount.

                 (h) NO KNOWLEDGE. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

                 (i) OTHER. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate substantially in the form annexed hereto on Exhibit A.


                                  ARTICLE VIII
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION


         Section  8.1  DUE  DILIGENCE  REVIEW.   Prior  to  the  filing  of  the
Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 8.2       NON-DISCLOSURE OF NON-PUBLIC INFORMATION.
                           ----------------------------------------

                 (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                 (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                       GOVERNING LAW; RESTRICTIVE LEGENDS

         Section 9.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

         Section 9.2 All shares of common stock issued pursuant to the terms hereof shall bear a legend in substantially the following form:

                       THESE SECURITIES AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    ARTICLE X
                             ASSIGNMENT; TERMINATION

         Section 10.1 ASSIGNMENT. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

         Section 10.2 TERMINATION. The obligations of the Investor to make Advances under Article II hereof shall terminate 24 months after the date hereof.


                                   ARTICLE XI
                                     Notices

         Section 11.1 Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

           If to Investor:                 Cornell Capital Partners L.P.
                                           c/o Yorkville Advisors Management LLC
                                           521 Fifth Avenue, 17th Floor
                                           New York, New York 10175
                                           Attention:  Mark Angelo
                                           Telephone:  (212) 775-7400
                                           Facsimile:  (212) 775 8166

           with a copy to:                 Meir Levin, Esq.
                                           521 Fifth Avenue, 17th Floor
                                           New York, New York 12175
                                           Telephone:  (212) 292-4209
                                           Facsimile:  (718) 380-5731

           If to the Company, to:          Celerity Systems, Inc.
                                           122 Perimeter Park Drive
                                           Knoxville, TN  37922
                                           Attention:  Kenneth D. Van Meter
                                           Telephone:  (865) 539-5300
                                           Facsimile:  (865) 539-3500

           with a copy to:                 Kirkpatrick  & Lockhart LLP
                                           201 South Biscayne Boulevard
                                           Suite 2000
                                           Miami, FL  33131
                                           Attention:  Clayton E. Parker, Esq.
                                           Telephone:  (305) 539-3306
                                           Facsimile:  (305) 358-7095

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1 COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof

         Section 12.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section 12.3 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

         Section 12.4 FEES AND EXPENSES. The Company hereby agrees to pay the following fees:

                 (a) Legal Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Fifteen Thousand Dollars ($15,000) to Meir Levin, Esq. for legal, administrative, and escrow fees, upon execution of this Agreement, which fees were paid on March 21, 2001. Subsequently on each Advance Date, the Company will pay Meir Levin, Esq., the sum of Five Hundred ($500) Dollars for legal, administrative and escrow fees.

                 (b) Consulting Fees. Upon the execution of the Agreement, the Company will issue a warrant to purchase two million (2,000,000) shares of Common Stock at an exercise price of ten cents ($0.10) per share (the "Warrant") to Yorkville Advisors Management, LLC, a Delaware limited liability company (the "Consultant"). As long as the shares of Common Stock to be issued upon exercise of the Warrant are registered pursuant to an effective Registration Statement, the Consultant shall only exercise the Warrant for cash. In the event at any time no such effective Registration Statement is in existence, whether as a result of the issuance of a stop order or the suspension of the Registration Statement by the SEC or for any other reason whatsoever, then the Warrant may be exercised by a "cashless exercise" pursuant to the terms of the Warrant. The Warrant will have a life of five (5) years from the date of issuance. Upon each Closing, an amount equal to ten percent (10%) of the Advance shall be wired to the Consultant in accordance with the terms and conditions of the Consulting Services Agreement, of even date herewith, by and between the Company and the Consultant. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

         Section 12.5 BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than the Consultant. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         Section 12.6 CONFIDENTIALITY. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                      COMPANY:
                                      --------
                                      CELERITY SYSTEMS, INC.

                                      By:
                                          ------------------------
                                      Name:   Kenneth D. Van Meter
                                      Title:  President


                                      INVESTOR:
                                      ---------
                                      CORNELL CAPITAL PARTNER, L.P.

                                      By:     Yorkville Advisors Management LLC,
                                              Its General Partner

                                      By:
                                          ------------------------
                                      Name:   Mark A. Angelo
                                      Title:  Fund Manager

                                    EXHIBIT A

                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE

                             CELERITY SYSTEMS, INC.


                  The undersigned, ________________________________ hereby
certifies, with respect to the sale of shares of Common Stock of Celerity Systems, Inc. (the "Company") issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Equity Line of Credit Agreement (the "Agreement"), as follows:

                  1. The undersigned is the duly elected Chief Executive Officer of the Company.

                  2. There are no fundamental changes to the information set forth in the Registration Statement that would require the Company to file a post effective amendment to the Registration Statement.

                  3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

                  4.       The Advance requested is _____________________.

                  The undersigned has executed this Certificate this ____ day of
_________________.


                                        CELERITY SYSTEMS, INC.

                                        By:
                                              ----------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                              ----------------------------------

                               SCHEDULE 2.6(a)

                             CELERITY SYSTEMS, INC.


         The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated ________________ between Celerity Systems, Inc. (the "COMPANY") and Cornell Capital Partners, L.P., (the "INVESTOR") (the "LOCK-UP PERIOD"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "SECURITIES").

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2001    Signature



                                ------------------------------------------------
                                Address:
                                           -------------------------------------

                                City, State, Zip Code:
                                                      --------------------------


                                ------------------------------------------------
                                Print Social Security Number
                                or Taxpayer I.D. Number

                                  APPENDIX "B"
                                  ------------

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this  "AGREEMENT"),  dated as of
June 14, 2001, by and between CELERITY SYSTEMS, INC., a Delaware corporation (the "COMPANY"), and CORNELL CAPITAL PARTNERS L.P. (the "INVESTOR").

         WHEREAS:

         A. In connection with the Equity Line of Credit Agreement by and between the parties hereto of even date herewith (the "EQUITY LINE OF CREDIT AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Equity Line of Credit Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), which can be purchased pursuant to the terms of the Equity Line Credit Agreement for an aggregate purchase price of up to Ten Million Dollars $10,000,000. Capitalized terms not defined herein shall have the meaning ascribed to them in the Equity Line of Credit Agreement.

         B. To induce the Investor to execute and deliver the Equity Line of Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1.   DEFINITIONS.

              As used in this Agreement, the following terms shall have the following meanings:

              a. "INVESTOR" means the Investor and any transferee or assignee thereof to whom the Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9.

              b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

              c. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

              d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Investors pursuant to the Credit Agreement.

              e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

         2.   REGISTRATION.

              a. MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to Investors of the Company's Common Stock pursuant to the Equity Line of Credit Agreement.

              b. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

              c. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to
Section 2(a) is insufficient to cover all of the Registrable Securities which the Investor has purchased pursuant to the Equity Line of Credit Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which the Investor has purchased pursuant to the Equity Line of Credit Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

         3.   RELATED OBLIGATIONS.

              a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

              c. The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

              d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the

Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening  of any  event  as a result  of which  the  prospectus  included  in a
Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

              f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              g. At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

              h. The Company shall make available for inspection by (i) the Investor and (ii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

              i. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

              j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

              k. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

              l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

              m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

              n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

              o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

                  p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

         4.   OBLIGATIONS OF THE INVESTOR.

              The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Equity Line of Credit Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

         5.   EXPENSES OF REGISTRATION.

              All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

         6.   INDEMNIFICATION.

              With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

              a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

              b. In connection with a Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

              c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

              d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

              e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.   CONTRIBUTION.

              To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.   REPORTS UNDER THE 1934 ACT.

              With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

              a. make and keep public information available, as those terms are understood and defined in Rule 144;

              b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Equity Line of Credit Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

              c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         10.  AMENDMENT OF REGISTRATION RIGHTS.

              Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.  MISCELLANEOUS.

              a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

              b. Any  notices,   consents,   waivers  or  other  communications
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

           If to the Company:        Celerity Systems, Inc.
                                     122 Perimeter Park Drive
                                     Knoxville, TN 37922
                                     Attention:  Kenneth D. Van Meter, President
                                     Telephone:  (865) 539-5300
                                     Facsimile:  (865) 539-3500

           With a copy to:           Kirkpatrick  & Lockhart LLP
                                     201 South Biscayne Boulevard.
                                     Suite 2000
                                     Miami, FL  33131
                                     Attention:  Clayton E. Parker, Esq.
                                     Telephone:  (305) 539-3306
                                     Facsimile:  (305) 358-7095

           If to Investor:           Cornell Capital Partners L.P.
                                     c/o Yorkville Advisors Management LLC
                                     521 Fifth Avenue, 17th Floor
                                     New York, New York 10175
                                     Attention:  Mark Angelo
                                     Telephone:  (212) 775-7400
                                     Facsimile:  212 775 8166

If to the Investor, to its address and facsimile number on the Schedule attached hereto, with copies the Investor's representatives as set forth on the Schedule or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

              c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              d. The corporate laws of the State of Florida shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

              e. This Agreement, the Equity Line of Credit Agreement and the Escrow Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Equity Line of Credit Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

              f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

              g.  The  headings  in  this  Agreement  are  for   convenience  of
reference only and shall not limit or otherwise affect the meaning hereof.

              h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                   [REMAINDER OF PAGE INTENIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                                      CELERITY SYSTEMS, INC.

                                      By:
                                         ------------------------------
                                      Name:   Kenneth D. Van Meter
                                      Title:  President


                                      CORNELL CAPITAL PARTNERS, L.P.



                                      By:     Yorkville Advisors Management LLC,
                                              Its General Partner

                                              By:
                                                 ----------------------
                                              Name:    Mark A. Angelo
                                              Title:   Fund Manager

                        SCHEDULE OF INVESTORS





                                        INVESTOR ADDRESS                 INVESTOR'S REPRESENTATIVES' ADDRESS
       INVESTOR NAME                  AND FACSIMILE NUMBER                      AND FACSIMILE NUMBER
----------------------------    ----------------------------------    --------------------------------------
Cornell Capital Partners,       c/o Yorkville Advisors                c/o Yorkville Advisors
L.P.                            Management, LLC                       Management, LLC
                                521 Fifth Avenue - 17th Floor         521 Fifth Avenue -
                                17th Floor New York, NY 10175         New York, NY 10175


                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT


[TRANSFER AGENT]
ATTN:
     -------------------------------

                  Re:      CELERITY SYSTEMS, INC.
                           ----------------------

Ladies and Gentlemen:

         We are counsel to Celerity Systems, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT Agreement") entered into by and between the Company and Cornell Capital Partners L.P. (the "INVESTOR") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.001 per share (the "COMMON Stock"). Pursuant to the Equity Line of Credit Agreement, the Company also has entered into a
Registration Rights Agreement with the Investor (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                         Very truly yours,

                                         [ISSUER'S COUNSEL]


                                         By:
                                            --------------------------------
cc:      CORNELL CAPITAL PARTNERS L.P.

                                  APPENDIX "C"
                                  ------------

                          CONSULTING SERVICES AGREEMENT

         THIS CONSULTING SERVICES AGREEMENT (the "AGREEMENT") entered into this 14th day of June, 2001, (hereinafter the "EFFECTIVE DATE"), by and between CELERITY SYSTEMS, INC., a Delaware corporation (the "Company"), and YORKVILLE ADVISORS MANAGEMENT, LLC, a Delaware limited liability company, with its principal office at 521 Fifth Avenue, 17th Floor, New York, NY 10175 (the "CONSULTANT").

         Company desires to retain the services of Consultant as an independent contractor to provide certain consulting and advisory services designated below, and Consultant desires to accept such engagement by Company, pursuant to the terms and conditions of this Agreement.

         In consideration of the representations, warranties, mutual covenants and agreements set forth herein, the parties agree as follows:

         1.  SCOPE OF SERVICES

             a. DUTIES AND PERFORMANCE. From time to time during the term of this Agreement, Consultant shall provide such advisory services relating to the Company's financial status and capital structure (the "SERVICES") to Company as Consultant and Company shall agree. In connection with the Services, Consultant may develop and communicate to Company certain business opportunities with entities known to Consultant; the Services may include various types of arrangements, including direct investment into Company.

             b. INDEPENDENT CONTRACTOR STATUS. The parties agree that Consultant is an independent contractor performing Services hereunder and not an employee of Company. Consultant may use contractors or other third parties of Consultant's choice to assist Consultant in rendering such Services. Unless otherwise agreed by Company in writing, Consultant shall be responsible for payment of all compensation or expenses payable or reimbursable to such third parties. Nothing herein or in the performance hereof shall imply either a joint venture or principal and agent relationship between the parties, nor shall either such relationship be deemed to have arisen under this Agreement.

         2.  COMPENSATION AND EXPENSES

             a. FINDER'S FEE; NOT A BROKER. In the event of financing pursuant to the Equity Line of Credit Agreement dated as of the date hereof by and between the Company and Cornell Capital Partners, L.P. (the "EQUITY LINE OF CREDIT AGREEMENT"), Company shall issue to Consultant or its assignee, upon the execution of the Equity Line of Credit Agreement, a warrant to purchase two million (2,000,000) shares of Common Stock of the Company (the "CONSULTANT'S COMMON STOCK") at an exercise price of ten cents ($0.10) per share (the "WARRANT"). As long as the shares of Common Stock to be issued upon exercise of the Warrant are registered pursuant to an effective Registration Statement, the Consultant shall only exercise the Warrant for cash. In the event at any time no such effective Registration Statement is in existence, whether as a result of the issuance of a stop order or the suspension of the Registration Statement by the SEC or for any other reason whatsoever, then the Warrant may be exercised by a "CASHLESS EXERCISE" pursuant to the terms of the Warrant. The Warrant will have a life of five (5) years from the date of issuance. In addition, the Company shall pay to the Consultant cash compensation equal to ten percent (10%) of the gross proceeds of any Advance under the terms of the Equity Line of Credit Agreement to be paid directly out of escrow.

             b. AUDIT OF BOOKS AND RECORDS. Company shall maintain all books and records necessary to account for all transactions involving fees which may be payable hereunder. Consultant and Consultant's professional advisors may audit, review or examine such books and records at any time during business hours upon twenty- four (24) hours' prior notice but not more than once each calendar quarter. If as a result of such review, Consultant determines that Company received funds for which Consultant was not properly compensated, then Company (i) shall be responsible for fully reimbursing Consultant for the cost of such review, audit or examination and (ii) shall pay any amount determined to be payable to Consultant within three (3) days of receipt of written notice from Consultant plus interest at the rate of ten percent (10%) per annum from the date on which payment should have been made to Consultant.

             c. EXPENSE REIMBURSEMENT. While this Agreement is in effect, Company shall pay for or reimburse Consultant for all reasonable and itemized business expenses incurred by Consultant directly related to the services to be performed by Consultant under this Agreement. Consultant shall keep accurate and detailed records of such expenses and submit expense reports along with relevant documentation in accordance with the expense reimbursement policy of Company. Company shall pay or reimburse Consultant for all reasonable out-of-pocket expenses actually incurred or paid by Consultant in the course of performing services as required hereunder; PROVIDED, that any individual expense in excess of five hundred dollars ($500.00) must be approved in advance by Company.

             d. NON-CIRCUMVENTION. Company represents and warrants that Company shall take no action which shall result in Company and any third-party introduced to Company, directly or indirectly, by Consultant consummating a relationship or transaction with Company without the participation and compensation of Consultant. In the event Company consummates any such transaction, Company shall pay Consultant the fees set forth in Section 2(a)(i) hereof at the time of closing such transaction or transactions. In the event Consultant brings an action or seeks counsel to enforce the provisions of this
Section 2(d), Company shall be responsible for all fees and expenses incurred by Consultant including fees and expenses of any appeal or collection of any judgment.

             e. REGISTRATION RIGHTS. Subject to the terms and conditions of this Agreement, Company shall notify the holder of Registrable Securities (as defined below) in writing at least ten (10) days prior to the filing of any registration statement under the 1933 Act for purposes of a public offering of securities of Company (including, but not limited to, registration statements relating to secondary offerings of securities of Company, but excluding any registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the 1933
Act) and will afford each such holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such holder. Each holder of Registrable Securities desiring to include in any such registration statement, all of part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from Company, so notify Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such holder. If a holder decides not to include all of its Registrable Securities in the registration statement thereafter filed by Company, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. "REGISTRABLE SECURITIES" means the shares of Consultant's Common Stock issuable to the Consultant pursuant to this Agreement.

         3.  INDEMNIFICATION

         EXHIBIT A attached hereto and made a part hereof sets forth the understanding of the parties with respect to the indemnification and exculpation of Consultant. The provisions of EXHIBIT A shall survive, and remain in full force and effect after, the termination of this Agreement until fully performed.

         4.  TERM AND TERMINATION

         The initial term of this Agreement shall be for a period commencing on the Effective Date hereof and ending on the second (2nd) year anniversary of the date of this Agreement; thereafter, unless previously terminated, and neither party has given notice of termination, this Agreement shall be automatically renewed for successive year periods of one (1) year each. Either party may terminate this Agreement without cause or without the necessity of specifying cause by giving written notice of termination to the other party. This Agreement shall terminate upon its expiration or upon receipt of this notice of termination by the non-terminating party. Upon termination or expiration of this Agreement, Company shall pay to Consultant all amounts due through the date of termination within thirty (30) days of said date. Notwithstanding the termination of this Agreement, Sections 2, 3 and 5 shall continue in force and effect and shall survive any such termination. In addition, notwithstanding any termination of this Agreement, Consultant shall be entitled to the amounts set forth in Section 2(a)(i) with respect to any funds received by Company pursuant to the Equity Line of Credit Agreement.

         5.  MISCELLANEOUS

             a. NOTICE. All notices and other communications hereunder shall be in writing and delivered by Federal Express or any other generally recognized overnight delivery service, or by hand, to the appropriate party at the address stated in the initial paragraph of this Agreement for such party or to such other address as a party indicates in a notice to the other party delivered in accordance with this Section.

             b. SEVERABILITY. Should one or more provisions of this Agreement be held unenforceable, for whatever cause, the validity of the remainder of this Agreement shall remain unaffected. The parties shall, in such event, attempt in good faith to agree on new provisions which best correspond to the object of this Agreement.

             c.  ENTIRE AGREEMENT.  The parties have entered into this Agreement after negotiations and discussions, an examination of its text, and an opportunity to consult counsel. This Agreement constitutes the entire understanding between the parties regarding to specific subject matter covered herein. This Agreement supersedes any and all prior written or oral contracts or understandings between the parties hereto and neither party shall be bound by any statements or representations made by either party not embodied in this Agreement. No provisions herein contained shall be waived, modified or altered, except by an instrument in writing, duly executed by the parties hereto.

             d. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law of conflict of law provision or rule whether such provision or rule is that of New York or any other jurisdiction. Each party irrevocably consents to the exclusive personal jurisdiction of New York State courts situated in the county in which Consultant is located in New York, or the United States District Court, or the Southern District of New York, in connection with any action, suit or proceeding relating to or arising out of this Agreement or any of the transactions or relationships contemplated hereby. Each party, to the maximum extent permitted by law, hereby waives any objection that such party may now have or hereafter have to the jurisdiction of such courts on the basis of inconvenient forum or otherwise. Each party waives trial by jury in any proceeding that may arise with respect to this Agreement.

             e. NO IMPLIED WAIVERS. No delay or omission by either party to exercise its rights and remedies in connection with the breach or default of the other shall operate as or be construed as a waiver of such rights or remedies as to any subsequent breach.

             f. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all counterparts hereof shall together constitute but one agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by both of the parties.

             g. BINDING NATURE. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties to this Agreement.

             h. CAPACITY. Company represents to Consultant that each person signing this Agreement on its behalf has the full right and authority to do so, and to perform its obligations under this Agreement.

             i. ATTORNEYS' FEES. In the event of any litigation or other proceeding arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.

             j. CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

YORKVILLE ADVISORS MANAGEMENT, LLC              ELERITY SYSTEMS, INC.

By:                                             By:
   -------------------------------------           -----------------------------
Name:                                           Name:    Kenneth D. Van Meter
     -----------------------------------
Title:                                          Title:   President
      ----------------------------------

                                    EXHIBIT A
                                    ---------

         The Company will indemnify and hold harmless the Consultant and its affiliates and their respective directors, members, officers, agents and employees and each other person controlling the Consultant or any of its affiliates for any losses (i) related to or arising out of (A) oral or written information provided by the Company to the Consultant, the Consultant's employees or other agents or (B) any other action or failure to act by the Consultant, its members, officers, agents or employees or by the Consultant or any other indemnified party at the Company's request or with the Company's consent, or otherwise related to or arising out of the consulting services provided or to be provided by the Consultant under this Agreement (the "ENGAGEMENT") or any transaction or conduct in connection therewith, except that this clause (ii) shall not apply with respect to any losses that are finally judicially determined to have resulted from the gross negligence or willful misconduct of such indemnified party.

         If the foregoing indemnity is unavailable to any indemnified party for any reason, the Company will contribute to any losses related to or arising out of the Engagement or any transaction or conduct in connection therewith as follows. With respect to such losses referred to in clause (i) of the preceding paragraph, each of the Company and the Consultant shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Consultant on the one hand, and by the Company and its security holders, on the other hand, from the actual or proposed transaction arising in connection with the Engagement. With respect to any other losses, and for losses referred to in clause (i) of the preceding paragraph if the allocation provided by the immediately preceding sentence is unavailable for any reason, each of the Company and the Consultant shall contribute in such proportion as is appropriate to reflect not only the relative benefits as set forth above, but also the relative fault of each the Company and the Consultant in connection with the actions, omissions or other conduct that resulted in such losses, as well as any other relevant equitable considerations. Benefits received (or anticipated to be received) by the Company and its security holders shall be deemed to be equal to the aggregate cash consideration and value of securities or any other property payable, issuable, exchangeable or transferable in such transaction or proposed transaction, and benefits received by the Consultant shall be deemed to be equal to the compensation paid by the Company to the Consultant in connection with the Engagement (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement of omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or the Company's employees or other agents), on the one hand, or by the Consultant, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above, in no event shall the Consultant be responsible for any amounts in excess of the amount of the compensation actually paid by the Company to the Consultant in connection with the Engagement (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement).

         The Company agrees that it will not, without prior written consent of the Consultant, settle any pending or threatened claim or proceeding related to or arising out of the Engagement or any actual or proposed transactions or other conduct in connection therewith (whether or not the Consultant or any indemnified party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing the Consultant and each other indemnified party from, and holding all such persons harmless against, all liability in respect of claims by any releasing party related to or arising out of the Engagement or any transactions or conduct in connection therewith. The Company will also promptly reimburse each indemnified party for all expenses (including counsel fees and expenses) as they are incurred by such indemnified party in connection with investigating, preparing for, defending, or providing evidence in, any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transaction or other conduct in connection therewith or otherwise in respect of which indemnification or contribution may be sought hereunder (whether or not the Consultant or any other indemnified party is a party to such claim or proceeding) or in enforcing this Agreement.

         The Company further agrees that the Consultant shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any of the Company's affiliates, creditors or security holders for or in connection with the Engagement or any actual or proposed transactions or other conduct in connection therewith except for losses incurred by the Company that are finally judicially determined to have resulted from the gross negligence or willful misconduct of the Consultant.

         The provisions set forth above shall remain in full force and effect and shall survive the completion or termination of the Engagement.

                                  APPENDIX "D"

                                ESCROW AGREEMENT
                                ----------------

         THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of May ___, 2001, by Celerity Systems, Inc., a Delaware Corporation (the "COMPANY"); Cornell Capital Partners, L.P., (the "INVESTOR"); Butler Gonzalez LLP (the "INVESTOR'S COUNSEL"); and First Union National Bank, a national banking association, as Escrow Agent hereunder (the "ESCROW AGENT").

                                   BACKGROUND
                                   ----------

         WHEREAS, the Company through the Investor has entered into an Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT AGREEMENT "), dated as of the date hereof, pursuant to which the Company proposes to sell the Company's Common Stock, $0.001 par value per share (the "COMMON STOCK"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement, for an aggregate price of up to $5,000,000. The Equity Line of Credit Agreement provides that on each Advance Date the Investor, as that term is defined in the Equity Line of Credit Agreement, shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Equity Line of Credit Agreement, with the Investor's Counsel, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Investor's Counsel at a closing to be held as set forth in the Equity Line of Credit Agreement (the "CLOSING").

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

         WHEREAS, Investor's Counsel has agreed to accept, hold, and disburse the shares of the Company's Common Stock that have been deposited with it in accordance with the terms of this Agreement.

         WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Equity Line of Credit Agreement, the parties hereto have entered into this Agreement.

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1.  DEFINITIONS.

         The FOLLOWING terms shall have the following meanings when used herein:

         a. "ESCROW FUNDS" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

         b. "JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

         c. "COMMON STOCK JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Investor's Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

         2.  APPOINTMENT OF AND ACCEPTANCE BY ESCROW AGENT AND INVESTOR'S
             COUNSEL.

A. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

         B. The Investor and the Company hereby appoint Investor's Counsel to serve as the holder of the shares of the Company's Common Stock that shall be purchased by the Investor. Investor's Counsel hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

         3.  CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.

         A. On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Celerity Systems, Inc./Cornell Capital Partners L.P. The Investor will wire funds to the account of the Escrow Agent as follows:


Bank:                             First Union National Bank of New Jersey
Routing #:                        031201467
Account #:                        2020000659170
Name on Account:                  Butler Gonzalez LLP/First Union as Escrow
                                  Agent
Name on Sub-Account:              Celerity Systems, Inc./Cornell Capital
                                 Partners, L.P.
                                 Escrow account
Reference Sub-Account #:          1401-01
Attn:                             Robert Mercado (732) 452-3005
                                  Carmela Agugliaro (732) 452-3005
Only wire transfers shall be accepted.

         B. On or prior to the date of this Agreement Investor's Counsel shall establish an account for the D.W.A.C. of the shares of Common Stock entitled as follows: Celerity Systems, Inc. The Company will D.W.A.C. shares of the Company's Common Stock to the account of Investor's Counsel as follows:

Brokerage Firm:                   The Cornell Capital Partners, L.P.
Clearing Firm:                    Dain Rouscher
Account #:                        12H7-16679688
DTC #:                            0235
Name on Account:                  Butler Gonzalez LLP

         4. DEPOSITS INTO THE ESCROW ACCOUNT. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

         5.  DISBURSEMENTS FROM THE ESCROW ACCOUNT.

         A. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and the Investor's Counsel has received the Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Equity Line of Credit Agreement, Investor's Counsel shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to Investor's Counsel directing Investor's Counsel to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock Investor's Counsel is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor Investor's Counsel has on file.

         In the event the Escrow Agent does not receive the amount of the Advance from the Investor, the Escrow Agent shall notify the Company and the Investor. In the event Investor's Counsel does not receive the shares of Common Stock to be purchased by the Investor Investor's Counsel shall notify the Company and the Investor.

         In the event that the Escrow Agent is advised by the Investor's Counsel that the Common Stock has not been received from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Investor's Counsel. For purposes of this Agreement, the term "COMMON STOCK CERTIFICATES" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Equity Line of Credit Agreement.

         6. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

         Any wires returned unpaid to the Escrow Agent shall be returned to the Investor. In such cases, the Escrow Agent will promptly notify the Company of such return.

         7.  SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.

         A. ESCROW AGENT. If at any time there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

             i. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided, however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

             ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.


         B. INVESTOR'S COUNSEL. If at any time there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the shares of Common Stock or any other obligations of Investor's Counsel hereunder, or if at any time Investor's Counsel is unable to determine, to Investor's Counsel's sole satisfaction, the proper disposition of any portion of the shares of Common Stock or Investor's Counsel's proper actions with respect to its obligations hereunder, then Investor's Counsel may, in its sole discretion, take either or both of the following actions:

             i. suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Investor's Counsel or until a successor shall be appointed (as the case may be); and/or

             ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Investor's Counsel, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all shares of the Company's Common Stock funds held by it, after deduction and payment to Investor's Counsel of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Investor's Counsel in connection with performance of its duties and the exercise of its rights hereunder.

             iii. Investor's Counsel shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of shares of the Company's Common Stock or any delay in with respect to any other action required or requested of Investor's Counsel.


         8. INVESTMENT OF ESCROW FUNDS. The ESCROW Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

         If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in investments described above. The foregoing investments shall be made by the Escrow Agent. Notwithstanding anything to the contrary contained, Escrow Agent may, without notice to the parties, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds after ten o'clock, a.m., New Jersey time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in New Jersey are open for business.

         9. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 15a. (iv) and 15b. (iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         10. LIABILITY OF ESCROW AGENT.

         A. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Equity Line of Credit Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

         B. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         11. LIABILITY OF INVESTOR'S COUNSEL.

         A. Notwithstanding any liability attributable to Investor's Counsel as counsel to the Investor, Investor's Counsel shall have no liability or obligation with respect to the shares of the Company's Common Stock except for Investor's Counsel's willful misconduct or gross negligence. Investor's Counsel's sole responsibility shall be for the safekeeping and release of the shares of the Company's Common Stock in accordance with the terms of this Agreement. Investor's Counsel shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Investor's Counsel may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Investor's Counsel shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Investor's Counsel be liable for incidental, indirect, special, and consequential or punitive damages. Investor's Counsel shall not be obligated to take any legal action or commence any proceeding in connection with the shares of the Company's Common Stock, any account in which shares of Common Stock are deposited and this Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Investor's Counsel may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

         B. Investor's Counsel is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the shares of the Company's Common Stock, without determination by Butler Gonzalez of such court's jurisdiction in the matter. If any portion of the shares of the Company's Common Stock are at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Investor's Counsel is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Investor's Counsel complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         12. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to THE fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if
(a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

         13. INDEMNIFICATION OF INVESTOR'S COUNSEL. From AND at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Investor's Counsel and each partner, director, officer, employee, attorney, agent and affiliate of Investor's Counsel (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the Investor and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement.

         14. EXPENSES OF ESCROW AGENT. Except as set FORTH in Section 12 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

         15. WARRANTIES.

         A. The Investor makes the following representations and warranties to the Escrow Agent and Investor's Counsel:

             (i) The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

             (ii) This Agreement has been duly approved by all necessary corporate action of the Investor, including any necessary shareholder approval, has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

             (iii) The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

             (iv) Mark A. Angelo has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

             (v) No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

             (vi) All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         B. The Company makes the following representations and warranties to Escrow Agent, the Investor and Investor's Counsel:

             (i) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

             (ii) This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

             (iii) The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Equity Line of Credit Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

             (iv) Kenneth D. Van Meter, has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

             (v)    No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

             (vi) All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         16. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any SUCH proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Essex County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

         17. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, ONE (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

         If to Investor, to:          Cornell Capital Partners, L.P.
                                      c/o Yorkville Advisors Management, LLC
                                      521 Fifth Avenue - 17th Floor
                                      New York, NY 10175
                                      Attention:        Mark Angelo

         with copy to:                Butler Gonzalez LLP
                                      1000 Stuyvesant Avenue
                                      Suite #6
                                      Union, NJ  07083
                                      Attention:        David Gonzalez, Esq.
                                      Facsimile:        (908) 810-0973

         If to Company, to:           Celerity Systems, Inc.
                                      122 Perimeter Park Drive
                                      Knoxville, TN  37922
                                      Attn:             Kenneth D. Van Meter
                                      Facsimile:

         with copy to:                Kirkpatrick & Lockhart LLP
                                      201 South Biscayne Boulevard
                                      Suite 2000
                                      Miami, FL  33131
                                      Attention:        Clayton E. Parker, Esq.
                                      Telephone:        (305) 539-3306
                                      Facsimile:        (305) 358-7095

         If to Escrow Agent, to:      First Union National Bank,
                                      407 Main Street
                                      Metuchen, NJ 08840
                                      Attention:        Robert Mercado
                                                        Carmela Agugliaro
                                      Facsimile:        (732) 452-3005

Or to such other address as each party may designate for itself by like notice.

         18. AMENDMENTS OR WAIVER. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         19. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         20. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

         21. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

         22. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

         23. EXECUTION OF COUNTERPARTS. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

         24. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                      CELERITY SYSTEMS, INC.

                                      By:
                                         ---------------------------------
                                      Name:    Kenneth D. Van Meter
                                      Title:   President


                                      FIRST UNION NATIONAL BANK

                                      By:
                                         ---------------------------------
                                      Name:    Robert Mercado
                                      Title:   As Escrow Agent


                                      CORNELL CAPITAL PARTNERS, L.P.

                                      By:      Yorkville Advisors Management LLC
                                               It's: General Partner

                                               By:
                                                  ------------------------
                                               Name:    Mark A. Angelo
                                               Title:   Fund Manager


                                      BUTLER GONZALEZ LLP

                                      By:
                                         ---------------------------------
                                      Name:    David Gonzalez
                                      Title:   Partner

                                  APPENDIX "E"
                                  ------------

                             CELERITY SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER


I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least two Directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a workiing familiarity with basic financial and accounting processes, and at least one member shall have accounting or financial management expertise.

II.

         PURPOSE OF THE AUDIT COMMITTEE: The purpose of the Audit Committee is to assist the Board of Directors:


         1. in its oversight of the Company's accounting and financial reporting principles, policies and internal controls;

         2. in its oversight of the quality of the Company's financial statements and the independent audit thereof;

         3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

         4.    in evaluating the independence of the outside auditors.

         The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. In addition, management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Each member of the Audit Committee shall rely on
         (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors). The Audit Committee meets regularly with management and the outside auditors to review and discuss the annual and quarterly reporting process.

         The outside auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The outside auditors shall submit to the Audit Committee and the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standard No. 1 adopted by the Independence Standards Board.

III. MEETINGS OF THE AUDIT COMMITTEE: In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth below in Article IV, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of those persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.



IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its oversight responsibilities, the Audit

          Committee shall have the following duties and powers:

          1.  with respect to the outside auditors,

              (i) to provide advice to the Board of Directors in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating or replacing outside auditors;

              (ii) to review the fees charged by the outside auditors for audit and non-audit services;

              (iii) to ensure  that the  outside  auditors  prepare  and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to actively engage the outside auditors in a dialogue with respect to any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the outside auditors' independence;

              (iv) to maintain a clear understanding with management, on the one hand, and the outside auditors, on the other, regarding the ultimate accountability of the outside auditors; and

              (v) to meet with the outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall quality of financial reporting; and

          2. with respect to financial reporting principles and policies and internal audit controls and procedures,

              (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

              (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

              (iii) to meet with the outside  auditors,  with and (where  deemed necessary), without representatives of management present:

                    o        to discuss the scope of the annual audit;

                    o        to discuss the audited financial statements;

                    o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management, the internal audit department or the outside auditors, relating to the Company's financial statements;

                    o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

              (iv)  to meet with management and/or the outside auditors;

                    o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                    o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

              (v) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

              (vi) to discuss with the Company's counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including materials notices to or inquiries received from governmental agencies; and



          3.  with respect to reporting and recommendations,

              (i) to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

              (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

              (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.



V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                             CELERITY SYSTEMS, INC.
                           520122 Perimeter Park Drive
                           Knoxville, Tennessee 37922

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints David Leigh, as proxy, with full power of substitution, to represent the undersigned and to vote all shares of common stock of Celerity Systems, Inc., which the undersigned would be entitled to vote if personally present and voting at the Annual Meeting of Shareholders to be held July 25, 2001, or any adjournment thereof, upon all matters coming before the meeting.

1. ELECTION OF DIRECTORS: The election of five directors: Kenneth D. Van Meter, Fenton Scruggs, David Hultquist, Bruce Thompson and Edward Kidston, to hold office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.


                FOR ALL                    WITHHOLD AUTHORITY                           FOR ALL, EXCEPT
         nominees listed above      to vote For All nominees listed above                     / /
                  / /                                / /                         to withhold authority to vote,
                                                                                   mark "FOR ALL EXCEPT"
                                                                            and write the Nominee's name on the line below

                                                                              -------------------------------------------

2.    AMENDMENT  TO ARTICLES OF  INCORPORATION:  To approve an  amendment to the
      Company's Articles of Incorporation to increase the authorized common stock to 250,000,000 shares of common stock.


                FOR                                AGAINST                              ABSTAIN
                / /                                  / /                                  / /





In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.

                                      DATED:                              , 2001
                                            ------------------------------------

                                            ____________________________________
                                                       Signature

                                            ____________________________________
                                                Signature if held jointly


                                           Please date, print and sign your name
                                           above.  When shares are held by joint
                                           tenants,   both  should  sign.   When
                                           signing  as  attorney,  as  executor,
                                           administrator,  trustee or  guardian,
                                           please give full title as such.  If a
                                           corporation,   please  sign  in  full
                                           corporate  name by President or other
                                           authorized officer. If a partnership,
                                           please  sign in  partnership  name by
                                           authorized person.